Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS SECOND QUARTER FISCAL 2023 FINANCIAL RESULTS
Record IPS revenue of $222 million
Milpitas, Calif. – April 4, 2023 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the second quarter of fiscal 2023.
Second Quarter Fiscal 2023 Highlights
•Net sales of $429 million, down 4.5% versus the year-ago quarter
•GAAP gross margin of 25.7%, up 60 basis points versus the year-ago quarter
•Non-GAAP gross margin of 28.9%, up 290 basis points versus the year-ago quarter
•GAAP EPS of $(0.55) versus $0.04 in the year-ago quarter
•Non-GAAP EPS of $0.76 versus $0.87 in the year-ago quarter
•Cash and cash equivalents of $376 million
“Our second quarter fiscal 2023 results demonstrate the resilience of our business, highlighted by strong non-GAAP gross margin of 28.9% and non-GAAP EPS of $0.76, which was above the high end of our guidance range. We exited Q2 with a strong balance sheet, including $376 million in cash and cash equivalents,” commented CEO Mark Adams. “We remain disciplined in managing our expenses given the continued challenging economic environment, while maintaining strategic investments to capitalize on the tailwinds of AI, machine learning, data analytics, networking and specialty lighting, which we believe will drive long-term growth for SGH and create value for our shareholders,” concluded Adams.
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in millions, except per share amounts)	Q2 FY23	Q1 FY23	Q2 FY22	Q2 FY23	Q1 FY23	Q2 FY22
Net sales	$429.2	$465.5	$449.2	$429.2	$465.5	$449.2
Gross profit	110.4	118.4	112.7	123.9	129.2	116.9
Operating income (loss)	(7.2)	17.6	16.8	51.4	54.8	57.4
Net income (loss) attributable to SGH	(27.2)	5.0	2.5	37.6	39.5	47.6
Diluted earnings (loss) per share	$(0.55)	$0.10	$0.04	$0.76	$0.79	$0.87
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.

Business Outlook
As of April 4, 2023, SGH is providing the following financial outlook for its third quarter of fiscal 2023:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$375 million +/- $20 million	—		$375 million +/- $20 million
Gross margin	26% +/- 1%	2%	(A)	28% +/- 1%
Operating expenses	$90 million +/- $3 million	$18 million	(B)(C)	$72 million +/- $3 million
Diluted earnings (loss) per share	$(0.03) +/- $0.10	$0.43	(A)(B)(C)(D)	$0.40 +/- $0.10
Diluted shares	50 million	—		50 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$8
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	13
(C) Other adjustments	5
(D) Estimated tax effects	(5)
$21
Second Quarter Fiscal 2023 Earnings Conference Call and Webcast Details
SGH will hold a conference call and webcast to discuss the second quarter of fiscal 2023 results and related matters today, April 4, 2023, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the U.S. or +1-929-526-1599 from international locations, using the access code 849109. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.smartm.com/investors/default.aspx) where they will remain available for approximately one year.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including but not limited to, statements concerning or regarding future events and the future financial performance of SGH (including the business and financial outlook for the next fiscal quarter), SGH’s investment in its business and growth drivers in SGH’s industries and markets.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide SGH’s current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of SGH’s control, including but not limited to global business and economic conditions and growth trends in technology industries, SGH’s customer markets and various geographic regions; uncertainties in the geopolitical environment; uncertainties in the global macroeconomic environment; disruptions in SGH’s operations or its supply chain as a result of the COVID-19 pandemic or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; availability of our cash and cash equivalents; overall information technology spending; appropriations for government spending; the success of SGH’s strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them or customers’ negative reactions to them, including any resulting impairment of goodwill or gain (loss) on extinguishment of debt; limitations on, or changes in the availability of, supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market in Brazil or in the LED market; reduction in, or termination of, incentives for local manufacturing in

Brazil; changes to applicable tax regimes or rates; prices for the end products of SGH’s customers; strikes or labor disputes; deterioration in or loss of relations with any of SGH’s limited number of key vendors; and the inability to maintain or expand government business. These risks, uncertainties and factors could cause SGH’s actual results to differ materially from those set forth in such forward-looking statements. These and other risks, uncertainties and factors are described in greater detail under the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause actual results of SGH to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that the Company makes in this press release are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, and speak only as of the date of this press release. Except as required by law, SGH does not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense, amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations), acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, impairment of goodwill, changes in the fair value of contingent consideration, (gains) losses from changes in currency exchange rates, amortization of debt discount and other costs, gain (loss) on extinguishment of debt, other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, impairment of goodwill, changes in the fair value of contingent consideration, gain (loss) on extinguishment of debt and other infrequent or unusual items.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about SGH’s financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
About SMART Global Holdings – SGH
At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what’s next for the technologies that support and advance the world. Across computing, memory and LED lighting solutions, we build long-term strategic partnerships with our customers.
Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.
Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 24, 2023	November 25, 2022	February 25, 2022	February 24, 2023	February 25, 2022
Net sales:
Memory Solutions	$151,136	$191,967	$260,081	$343,103	$499,482
Intelligent Platform Solutions	222,451	210,971	82,257	433,422	200,911
LED Solutions	55,587	62,540	106,833	118,127	218,722
Total net sales	429,174	465,478	449,171	894,652	919,115
Cost of sales	318,793	347,068	336,458	665,861	684,201
Gross profit	110,381	118,410	112,713	228,791	234,914

Operating expenses:
Research and development	26,665	24,056	18,794	50,721	36,451
Selling, general and administrative	62,771	71,022	53,114	133,793	105,664
Impairment of goodwill	17,558	—	—	17,558	—
Change in fair value of contingent consideration	6,400	3,700	24,000	10,100	41,200
Other operating (income) expense	4,154	2,041	—	6,195	—
Total operating expenses	117,548	100,819	95,908	218,367	183,315
Operating income (loss)	(7,167)	17,591	16,805	10,424	51,599

Non-operating (income) expense:
Interest expense, net	8,006	8,037	4,462	16,043	9,568
Other non-operating (income) expense	13,329	(660)	1,785	12,669	3,020
Total non-operating (income) expense	21,335	7,377	6,247	28,712	12,588
Income (loss) before taxes	(28,502)	10,214	10,558	(18,288)	39,011

Income tax provision (benefit)	(1,716)	4,890	7,586	3,174	15,341
Net income (loss)	(26,786)	5,324	2,972	(21,462)	23,670
Net income attributable to noncontrolling interest	433	332	514	765	1,185
Net income (loss) attributable to SGH	$(27,219)	$4,992	$2,458	$(22,227)	$22,485

Earnings (loss) per share:
Basic	$(0.55)	$0.10	$0.05	$(0.45)	$0.46
Diluted	$(0.55)	$0.10	$0.04	$(0.45)	$0.40

Shares used in per share calculations:
Basic	49,116	48,962	49,522	49,039	49,267
Diluted	49,116	49,791	57,636	49,039	56,135

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 24, 2023	November 25, 2022	February 25, 2022	February 24, 2023	February 25, 2022
GAAP gross profit	$110,381	$118,410	$112,713	$228,791	$234,914
Share-based compensation expense	1,369	1,708	1,648	3,077	3,379
Amortization of acquisition-related intangibles	6,615	6,466	2,582	13,081	5,678
Flow-through of inventory step up	—	2,599	—	2,599	—
Cost of sales related restructure	5,552	—	—	5,552	—
Non-GAAP gross profit	$123,917	$129,183	$116,943	$253,100	$243,971

GAAP gross margin	25.7%	25.4%	25.1%	25.6%	25.6%
Effect of adjustments	3.2%	2.4%	0.9%	2.7%	1.0%
Non-GAAP gross margin	28.9%	27.8%	26.0%	28.3%	26.5%

GAAP operating expenses	$117,548	$100,819	$95,908	$218,367	$183,315
Share-based compensation expense	(9,026)	(8,704)	(8,325)	(17,730)	(16,369)
Amortization of acquisition-related intangibles	(4,200)	(4,392)	(3,247)	(8,592)	(6,494)
Acquisition and integration expenses	(2,824)	(6,732)	(252)	(9,556)	(1,289)
Impairment of goodwill	(17,558)	—	—	(17,558)	—
Change in fair value of contingent consideration	(6,400)	(3,700)	(24,000)	(10,100)	(41,200)
Restructure charge	(4,154)	(2,041)	—	(6,195)	—
Other	(900)	(900)	(576)	(1,800)	(577)
Non-GAAP operating expenses	$72,486	$74,350	$59,508	$146,836	$117,386

GAAP operating income (loss)	$(7,167)	$17,591	$16,805	$10,424	$51,599
Share-based compensation expense	10,395	10,412	9,973	20,807	19,748
Amortization of acquisition-related intangibles	10,815	10,858	5,829	21,673	12,172
Flow-through of inventory step up	—	2,599	—	2,599	—
Cost of sales related restructure	5,552	—	—	5,552	—
Acquisition and integration expenses	2,824	6,732	252	9,556	1,289
Impairment of goodwill	17,558	—	—	17,558	—
Change in fair value of contingent consideration	6,400	3,700	24,000	10,100	41,200
Restructure charge	4,154	2,041	—	6,195	—
Other	900	900	576	1,800	577
Non-GAAP operating income	$51,431	$54,833	$57,435	$106,264	$126,585

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 24, 2023	November 25, 2022	February 25, 2022	February 24, 2023	February 25, 2022
GAAP net income (loss) attributable to SGH	$(27,219)	$4,992	$2,458	$(22,227)	$22,485
Share-based compensation expense	10,395	10,412	9,973	20,807	19,748
Amortization of acquisition-related intangibles	10,815	10,858	5,829	21,673	12,172
Flow-through of inventory step up	—	2,599	—	2,599	—
Cost of sales related restructure	5,552	—	—	5,552	—
Acquisition and integration expenses	2,824	6,732	252	9,556	1,289
Impairment of goodwill	17,558	—	—	17,558	—
Change in fair value of contingent consideration	6,400	3,700	24,000	10,100	41,200
Restructure charge	4,154	2,041	—	6,195	—
Amortization of debt discount and other costs	1,048	1,069	2,296	2,117	4,506
(Gain) loss on extinguishment of debt	16,691	(767)	653	15,924	653
Foreign currency (gains) losses	281	242	1,408	523	2,875
Other	900	900	576	1,800	577
Tax effects of above, other tax adjustments and the tax effect of capitalization of R&D expense	(11,753)	(3,300)	126	(15,053)	(1,626)
Non-GAAP net income attributable to SGH	$37,646	$39,478	$47,571	$77,124	$103,879

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	49,116	49,791	57,636	49,039	56,135
Adjustment for dilutive securities and capped calls	726	—	(2,759)	777	(2,670)
Non-GAAP weighted-average shares outstanding	49,842	49,791	54,877	49,816	53,465

Diluted earnings (loss) per share:
GAAP diluted earnings (loss) per share	$(0.55)	$0.10	$0.04	$(0.45)	$0.40
Effect of adjustments	1.31	0.69	0.83	2.00	1.55
Non-GAAP diluted earnings per share	$0.76	$0.79	$0.87	$1.55	$1.95

Net income (loss) attributable to SGH	$(27,219)	$4,992	$2,458	$(22,227)	$22,485
Interest expense, net	8,006	8,037	4,462	16,043	9,568
Income tax provision (benefit)	(1,716)	4,890	7,586	3,174	15,341
Depreciation expense and amortization of intangible assets	19,931	19,789	16,077	39,720	31,890
Share-based compensation expense	10,395	10,412	9,973	20,807	19,748
Flow-through of inventory step up	—	2,599	—	2,599	—
Cost of sales related restructure	5,552	—	—	5,552	—
Acquisition and integration expenses	2,824	6,732	252	9,556	1,289
Impairment of goodwill	17,558	—	—	17,558	—
Change in fair value of contingent consideration	6,400	3,700	24,000	10,100	41,200
Restructure charge	4,154	2,041	—	6,195	—
(Gain) loss on extinguishment of debt	16,691	(767)	653	15,924	653
Other	900	900	576	1,800	577
Adjusted EBITDA	$63,476	$63,325	$66,037	$126,801	$142,751

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	February 24, 2023	August 26, 2022
Assets
Cash and cash equivalents	$375,854	$363,065
Accounts receivable, net	229,474	410,323
Inventories	294,367	323,084
Other current assets	78,475	55,393
Total current assets	978,170	1,151,865
Property and equipment, net	171,798	153,935
Operating lease right-of-use assets	80,468	77,399
Intangible assets, net	182,894	77,812
Goodwill	182,710	74,009
Other noncurrent assets	44,043	37,044
Total assets	$1,640,083	$1,572,064

Liabilities and Equity
Accounts payable and accrued expenses	$226,289	$413,354
Current debt	32,141	12,025
Acquisition-related contingent consideration	30,900	—
Other current liabilities	131,117	90,161
Total current liabilities	420,447	515,540
Long-term debt	789,364	591,389
Noncurrent operating lease liabilities	76,092	71,754
Other noncurrent liabilities	22,660	14,835
Total liabilities	1,308,563	1,193,518

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,631	1,586
Additional paid-in capital	417,998	448,112
Retained earnings	247,756	251,344
Treasury shares	(123,999)	(107,776)
Accumulated other comprehensive income (loss)	(217,557)	(221,655)
Total SGH shareholders’ equity	325,829	371,611
Noncontrolling interest in subsidiary	5,691	6,935
Total equity	331,520	378,546
Total liabilities and equity	$1,640,083	$1,572,064

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 24, 2023	November 25, 2022	February 25, 2022	February 24, 2023	February 25, 2022
Cash flows from operating activities:
Net income (loss)	$(26,786)	$5,324	$2,972	$(21,462)	$23,670
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation expense and amortization of intangible assets	19,931	19,789	16,077	39,720	31,890
Amortization of debt discount and issuance costs	1,048	1,069	2,438	2,117	4,770
Share-based compensation expense	10,395	10,412	9,973	20,807	19,748
Impairment of goodwill	17,558	—	—	17,558	—
Change in fair value of contingent consideration	6,400	3,700	24,000	10,100	41,200
(Gain) loss on extinguishment of debt	16,691	(767)	653	15,924	653
Other	3,705	319	880	4,024	688
Changes in operating assets and liabilities:
Accounts receivable	78,529	129,695	(39,526)	208,224	(75,579)
Inventories	119,491	(82,882)	(13,225)	36,609	26,415
Other assets	(1,525)	(5,199)	8,829	(6,724)	10,445
Accounts payable and accrued expenses and other liabilities	(145,951)	(83,030)	19,750	(228,981)	(36,142)
Payment of acquisition-related contingent consideration	—	(73,724)	—	(73,724)	—
Deferred income taxes, net	1,049	1,309	(656)	2,358	(447)
Net cash provided by (used for) operating activities	100,535	(73,985)	32,165	26,550	47,311

Cash flows from investing activities:
Capital expenditures and deposits on equipment	(12,613)	(11,649)	(7,376)	(24,262)	(20,142)
Acquisition of business, net of cash acquired	(2,800)	(210,273)	—	(213,073)	—
Other	2,060	(1,721)	(81)	339	(692)
Net cash used for investing activities	(13,353)	(223,643)	(7,457)	(236,996)	(20,834)

Cash flows from financing activities:
Proceeds from debt	—	295,287	270,775	295,287	270,775
Proceeds from issuance of ordinary shares	308	3,942	2,431	4,250	7,460
Proceeds from borrowing under line of credit	—	—	24,000	—	84,000
Payment of acquisition-related contingent consideration	—	(28,100)	—	(28,100)	—
Payments to acquire ordinary shares	(11,564)	(4,659)	(229)	(16,223)	(2,895)
Payment of premium in connection with convertible note exchange	(14,141)	—	—	(14,141)	—
Repayments of debt	(4,507)	(4,489)	(125,000)	(8,996)	(125,000)
Net cash paid for settlement and purchase of Capped Calls	(4,304)	—	—	(4,304)	—
Distribution to noncontrolling interest	(2,009)	—	(3,773)	(2,009)	(3,773)
Repayments of borrowings under line of credit	—	—	(59,000)	—	(109,000)
Other	(3,414)	(2)	(3,841)	(3,416)	(3,841)
Net cash provided by (used for) financing activities	(39,631)	261,979	105,363	222,348	117,726

Effect of changes in currency exchange rates on cash, cash equivalents and restricted cash	1,712	205	2,647	1,917	(1,421)
Net increase (decrease) in cash, cash equivalents and restricted cash	49,263	(35,444)	132,718	13,819	142,782
Cash, cash equivalents and restricted cash at beginning of period	327,621	363,065	233,050	363,065	222,986
Cash, cash equivalents and restricted cash at end of period	$376,884	$327,621	$365,768	$376,884	$365,768

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com